LOOMIS SAYLES GLOBAL GROWTH FUND

Supplement dated July 26, 2016 to the Statement of Additional Information of the Loomis Sayles Global Growth Fund (the “Fund”), dated March 31, 2016, as may be revised and supplemented from time to time.

Effective immediately, the following paragraphs are added to the sub-section “Foreign Securities,” below the “Emerging Markets” paragraph, within the section “Type of Securities” in the Statement of Additional Information:

Investing Through Stock Connect

In addition to the risks described under Emerging Markets, there are risks associated with a Fund’s investment in shares of mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“China A-Shares”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”). Stock Connect is a mutual market access program that allows non-Chinese investors to purchase China A-Shares via brokers in Hong Kong. Stock Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, a Fund may not be able to transact in its China A-Shares, which could adversely affect the Fund’s performance. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. A Fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable.

The availability of investments in China A-Shares is through a single broker that is an affiliate of the Fund’s sub-custodian which may affect the quality of the execution provided by such broker. Stock Connect utilizes an omnibus clearing structure, and Stock Connect securities are held on behalf of ultimate investors (such as a Fund) by the China Securities Depository and Clearing Corporation Limited (“CSDCC”). This could expose a Fund to the credit risk of its sub-custodian. While the ultimate investors hold a beneficial interest in Stock Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Stock Connect is subject to regulation by both China and Hong Kong, and regulators in both jurisdictions may suspend Stock Connect trading, which could limit the ability of a Fund to transact in China A-Shares. Further, different fees, costs and taxes are imposed on non-Chinese investors acquiring China A-Shares through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.